EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contacts:
Jeff Young Media Relations Akamai Technologies 617-444-3913 jyoung@akamai.com	–or–	Sandy Smith Investor Relations Akamai Technologies 617-444-2804 ssmith@akamai.com

AKAMAI REPORTS SECOND QUARTER 2007 FINANCIAL RESULTS

•	Revenue grew to $152.7 million, up 52 percent year-over-year and up 10 percent from the first quarter 2007

•	GAAP net income was $21.6 million, or $0.12 per diluted share, up 92 percent year-over-year and up 13 percent over the first quarter 2007

•	Normalized net income* increased 55 percent year-over-year to $55.4 million, or $0.30 per diluted share, and increased 9 percent over the first quarter 2007

CAMBRIDGE, Mass. – July 25, 2007 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leading global service provider for accelerating content and applications online, today reported financial results for the second quarter ended June 30, 2007. Revenue for the second quarter 2007 was $152.7 million, a ten percent increase over first quarter 2007 revenue of $139.3 million, and a 52 percent increase over second quarter 2006 revenue of $100.6 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the second quarter of 2007 was $21.6 million, or $0.12 per diluted share.

The Company generated normalized net income* of $55.4 million, or $0.30 per normalized diluted share*, in the second quarter of 2007, a 9 percent increase over first quarter 2007 normalized net income of $50.7 million, or $0.28 per diluted share, and a 55 percent improvement over 2006 second quarter normalized earnings of $35.8 million, or $0.20 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“Demand for our core content delivery and application acceleration services grew in all sectors of our business,” said Paul Sagan, president and CEO of Akamai. “With our record performance in the second quarter, we are excited about the potential we see to expand our business going forward.”

Adjusted EBITDA* for the second quarter of 2007 was $65.6 million, up from $58.8 million in the first quarter 2007, and $40.0 million in the second quarter of 2006. Adjusted EBITDA margin for the second quarter was 43 percent, a three point improvement over the second quarter of last year. (*See Use of Non-GAAP Financial Measures below for definitions.)

Cash from operations was $37.3 million in the second quarter. On a year-to-date basis, cash from operations was $93.6 million, an increase of 54 percent over the same period last year. At the end of the second quarter, the Company had approximately $504 million in cash, cash equivalents and marketable securities.

The Company had approximately 165.2 million shares of common stock outstanding as of June 30, 2007.

Customers

The number of customers under long-term services contracts at the end of the second quarter increased by 74 to a record 2,555, a 24 percent increase year-over-year.

Sales through resellers and sales outside the United States accounted for 20 percent and 23 percent, respectively, of revenue for the second quarter 2007.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-888-689-4521 (or 1-706-645-9202 for international calls). A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-800-642-1687 (or 1-706-645-9291 for international calls) and using conference ID No. 4839771.

About Akamai

Akamai® is the leading global service provider for accelerating content and applications online. Thousands of organizations have formed trusted relationships with Akamai, improving their revenue and reducing costs by maximizing the performance of their online businesses. Leveraging the Akamai EdgePlatform, these organizations gain business advantage today, and have the foundation for the emerging Web solutions of tomorrow. Akamai is “The Trusted Choice for Online Business.” For more information, visit www.akamai.com.

Financial Statements

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	June 30, 2007	December 31, 2006
Assets
Cash and cash equivalents	$100,162	$80,595
Marketable securities	255,088	188,141
Restricted marketable securities	1,233	1,105
Accounts receivable, net	99,157	86,232
Prepaid expenses and other current assets	23,986	18,600

Current assets	479,626	374,673
Marketable securities	144,341	161,511
Restricted marketable securities	3,102	3,102
Property and equipment, net	125,777	86,623
Goodwill and other intangible assets, net	468,077	298,263
Other assets	4,918	4,256
Deferred tax assets, net	294,134	319,504

Total assets	$1,519,975	$1,247,932

Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$71,933	$80,713
Other current liabilities	10,994	8,551

Current liabilities	82,927	89,264
Other liabilities	6,787	3,975
Convertible notes	199,960	200,000

Total liabilities	289,674	293,239
Stockholders’ equity	1,230,301	954,693

Total liabilities and stockholders’ equity	$1,519,975	$1,247,932

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Revenues	$152,654	$139,274	$100,649	$90,825	$291,928	$191,474
Costs and operating expenses:
Cost of revenues * †	39,759	34,480	21,195	19,316	74,239	40,511
Research and development *	11,663	10,604	8,373	6,726	22,267	15,099
Sales and marketing *	37,739	36,749	29,720	26,295	74,488	56,015
General and administrative * †	29,779	27,478	21,870	18,543	57,257	40,413
Amortization of other intangible assets	2,932	2,812	2,198	2,296	5,744	4,494
Restructuring benefit	(178)	—	—	—	(178)	—

Total costs and operating expenses	121,694	112,123	83,356	73,176	233,817	156,532

Operating income	30,960	27,151	17,293	17,649	58,111	34,942

Interest income, net	(5,243)	(4,732)	(3,336)	(2,658)	(9,975)	(5,994)
Loss on early extinguishment of debt	—	1	—	—	1	—
Gain on investments, net	—	—	(2)	(257)	—	(259)
Other expense (income), net	572	204	(475)	(186)	776	(661)

Income before provision for income taxes	35,631	31,678	21,106	20,751	67,309	41,857
Provision for income taxes	13,985	12,499	9,842	9,255	26,484	19,097

Net income	$21,646	$19,179	$11,264	$11,495	$40,825	$22,759

Net income per share:
Basic	$0.13	$0.12	$0.07	$0.07	$0.25	$0.15
Diluted	0.12	0.11	$0.07	$0.07	$0.23	$0.14
Shares used in per share calculations:
Basic	164,798	161,569	154,702	153,819	163,184	154,260
Diluted	185,601	183,157	175,612	173,811	184,648	175,001

*	Includes stock-related compensation (see supplemental table for figures)
†	Includes depreciation (see supplemental table for figures)

	Three Months Ended				Six Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Supplemental financial data (in thousands):

Stock-related compensation:
Cost of revenues	$847	$739	$533	$273	$1,586	$806
Research and development	3,944	3,976	3,332	1,657	7,920	4,989
Sales and marketing	6,471	6,827	5,040	2,589	13,298	7,629
General and administrative	5,946	5,288	4,270	2,568	11,234	6,838

Total stock-related compensation	$17,208	$16,830	$13,175	$7,087	$34,038	$20,262

Depreciation and amortization:
Network-related depreciation	$12,277	$10,178	$6,178	$5,356	$22,455	$11,534
Capitalized stock-related compensation amortization	401	188	27	6	589	33
Other depreciation	1,967	1,671	1,164	1,035	3,638	2,199
Amortization of other intangible assets	2,932	2,812	2,198	2,296	5,744	4,494

Total depreciation and amortization	$17,577	$14,849	$9,567	$8,693	$32,426	$18,260

Capital expenditures:
Purchases of property and equipment	$25,579	$27,542	$10,733	$13,556	$53,121	$24,289
Capitalized internal-use software	4,113	4,001	3,494	2,618	8,114	6,112
Capitalized stock-related compensation	1,427	1,384	1,242	522	2,811	1,764

Total capital expenditures	$31,119	$32,927	$15,469	$16,696	$64,046	$32,165
Net increase in cash, cash equivalents, marketable securities and restricted marketable securities	$23,895	$45,577	$26,059	$27,294	$69,472	$53,353

End of period statistics:
Number of customers under recurring contract	2,555	2,481	2,060	1,981
Number of employees	1,261	1,213	871	833
Number of deployed servers	27,322	25,093	20,836	19,919

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended				Six Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Cash flows from operating activities:
Net income	$21,646	$19,179	$11,264	$11,495	$40,825	$22,759
Adjustments to reconcile net income to net cash provided by operating activities, net of acquisitions:
Depreciation and amortization of intangible assets and deferred financing costs	17,788	15,059	9,778	8,903	32,847	18,681
Stock-related compensation	17,208	16,830	13,175	7,087	34,038	20,262
Non-cash portion of loss on early extinguishment of debt	—	1	—	—	1	—
Non-cash portion of restructuring benefit	(178)	—	—	—	(178)	—
Utilization of tax NOLs/credits and changes in deferred tax assets, net	13,437	11,701	9,178	8,764	25,138	17,942
Excess tax benefits from stock-related compensation	(3,009)	(7,476)	(5,467)	(5,399)	(10,485)	(10,866)
Gain on investments, property and equipment and foreign currency, net	(41)	(448)	(294)	(327)	(489)	(621)
Provision for doubtful accounts	594	515	279	318	1,109	597
Changes in operating assets and liabilities:
Accounts receivable, net	(12,156)	659	(7,338)	(3,403)	(11,497)	(10,741)
Prepaid expenses and other current assets	(307)	(5,126)	(1,206)	(3,113)	(5,433)	(4,319)
Accounts payable, accrued expenses and other current liabilities	(15,797)	694	(419)	6,840	(15,103)	6,421
Accrued restructuring	(818)	(678)	(494)	(554)	(1,496)	(1,048)
Deferred revenue	(1,003)	4,117	(602)	2,641	3,114	2,039
Other noncurrent assets and liabilities	(35)	1,251	(108)	(91)	1,216	(199)

Net cash provided by operating activities:	37,329	56,278	27,746	33,161	93,607	60,907

Cash flows from investing activities:
Business acquisitions, net of cash acquired	2,440	5,435	—	—	7,875	—
Purchases of property and equipment and capitalization of internal-use software costs	(29,692)	(31,543)	(14,227)	(16,174)	(61,235)	(30,401)
Purchase of investments	(152,831)	(53,279)	(86,923)	(105,005)	(206,110)	(191,928)
Proceeds from sales and maturities of investments	104,414	51,669	68,965	50,766	156,083	119,731
Decrease in restricted investments held for security deposits	—	—	—	400	—	400

Net cash used in investing activities	(75,669)	(27,718)	(32,185)	(70,013)	(103,387)	(102,198)

Cash flows from financing activities:
Payments on capital leases	(23)	—	—	—	(23)	—
Proceeds from the issuance of common stock under stock option					—
and employee stock purchase plans	11,059	6,692	6,822	4,643	17,751	11,465
Excess tax benefits from stock-related compensation	3,009	7,476	5,467	5,399	10,485	10,866

Net cash provided by financing activities	14,045	14,168	12,289	10,042	28,213	22,331

Effects of exchange rate translation on cash and cash equivalents	212	922	630	40	1,134	670

Net (decrease) increase in cash and cash equivalents	(24,083)	43,650	8,480	(26,770)	19,567	(18,290)
Cash and cash equivalents, beginning of period	124,245	80,595	65,022	91,792	80,595	91,792

Cash and cash equivalents, end of period	$100,162	$124,245	$73,502	$65,022	$100,162	$73,502

*Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Recent legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. This measure is also used by management in their financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which makes comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, taxes, depreciation and amortization of tangible and intangible assets, stock-related compensation, depreciation of capitalized stock-related compensation, restructuring charges and benefits, certain gains and losses on equity investments, foreign exchange gains and losses, loss on early extinguishment of debt, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers Adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest expense, or do not require a cash outlay, such as stock-related compensation and impairment of intangible assets. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA over revenue. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment and capitalization of internal-use software development costs. Capital expenditures or capex are disclosed in Akamai’s condensed consolidated Statement of Cash Flows in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “normalized net income” as net income before amortization of intangible assets, stock-related compensation, restructuring charges and benefits, certain gains and losses on equity investments, loss on early extinguishment of debt, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “normalized diluted shares” as diluted common shares outstanding used in GAAP net income per share calculation, excluding the effect of FAS 123R under the treasury stock method. Akamai considers normalized diluted shares to be another important indicator of overall performance of the Company because it eliminates the effect of a non-cash item.

Adjusted EBITDA and normalized net income should be considered in addition to, not as a substitute for, the Company’s operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to normalized net income

and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended				Six Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	March 31, 2006	June 30, 2007	June 30, 2006
Net income	$21,646	$19,179	$11,264	$11,495	$40,825	$22,759

Amortization of intangible assets	2,932	2,812	2,198	2,296	5,744	4,494
Stock-related compensation	17,208	16,830	13,175	7,087	34,038	20,262
Amortization of capitalized stock-related compensation	401	188	27	6	589	33
Gain on investments, net	—	—	(2)	(257)	—	(259)
Utilization of tax NOLs/credits	13,437	11,701	9,178	8,764	25,138	17,942
Loss on early extinguishment of debt	—	1	—	—	1	—
Restructuring benefit	(178)	—	—	—	(178)	—

Total normalized net income:	55,446	50,711	35,840	29,391	106,157	65,231

Interest income, net	(5,243)	(4,732)	(3,336)	(2,658)	(9,975)	(5,994)
Provision for income taxes	548	798	664	491	1,346	1,155
Depreciation and amortization	14,244	11,849	7,342	6,391	26,093	13,733
Other expense (income), net	572	204	(475)	(186)	776	(661)

Total Adjusted EBITDA:	$65,567	$58,830	$40,035	$33,429	$124,397	$73,464

Normalized net income per share:
Basic	$0.34	$0.31	$0.23	$0.19	$0.65	$0.42
Diluted	$0.30	$0.28	$0.20	$0.17	$0.58	$0.37
Shares used in normalized per share calculations:
Basic	164,798	161,569	154,702	153,819	163,184	154,260
Diluted	187,432	185,179	178,358	176,644	186,320	177,817

# # #

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai’s management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements concerning the expected growth and development of our business and expectations with respect to revenue. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, unexpected increases in Akamai’s use of funds, loss of significant customers, failure to increase our revenue and keep our expenses consistent with revenues, the effects of any attempts to intentionally disrupt our services or network by unauthorized users or others, failure to have available sufficient transmission capacity, a failure of Akamai’s services or network infrastructure, failure to maintain the prices we charge for our services, inability to realize the benefits of our net operating loss carryforward, delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities, unexpected expenses associated with the acquisitions and integrations of Nine Systems, Netli and Red Swoosh, and other factors that are discussed in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.